SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 11, 2006

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Results Way

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement.

On September 11, 2006, DURECT Corporation, a Delaware corporation (“DURECT”), appointed Matthew J. Hogan as Chief Financial Officer. The principle terms of his employment, as set forth in his offer letter accepted by him, are as follows: (1) Mr. Hogan’s annual starting salary shall be $250,000; and (2) subject to performance, Mr. Hogan shall be eligible to receive a grant of stock options in connection with the FY 2006 performance appraisal based on a full year of employment without proration based on his start date, and in addition, Mr. Hogan shall be eligible to participate in any bonus plan applicable to officers of similar standing. In addition, in connection with Mr. Hogan’s employment with DURECT, Mr. Hogan was granted an option to purchase 200,000 shares of the Common Stock of the Company pursuant to the 2000 Stock Plan. The exercise price per share of such option grant is $3.76, the closing price of the Company’s common stock on the NASDAQ Global Market on the effective date of grant. The vesting associated with the option is as follows: one fourth ( 1/4) of the total shares subject to such option shall vest on each one-year anniversary of September 11, 2006, the first date of his employment with DURECT.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 11, 2006, DURECT appointed Matthew J. Hogan as Chief Financial Officer. Mr. Hogan will serve as the Company’s principal financial and accounting officer. He joins DURECT from Ciphergen Biosystems, Inc., where he was the Chief Financial Officer from 2000 to 2006 and a consultant since March 2006. Prior to joining Ciphergen, Mr. Hogan was the Chief Financial Officer at Avocet Medical, Inc. from 1999 to 2000. From 1996 to 1999, Mr. Hogan was the Chief Financial Officer at Microcide Pharmaceuticals, Inc. From 1986 to 1996, he held various positions in the investment banking group at Merrill Lynch & Co., most recently as a Director focusing on the biotechnology and pharmaceutical sectors. Mr. Hogan holds a B.A. in economics from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration. A copy of DURECT’s press release announcing this event is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of DURECT Corporation dated September 12, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: September 14, 2006	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer

DURECT CORPORATION

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of DURECT Corporation dated September 12, 2006